UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2022

JRSIS HEALTH CARE CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-36758	46-4562047
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3/F Building A, Derun Yuan, No. 19 Changyi Road

Wuguishan, Zhongshan City, P.R. China 528458

(Address of Principal Executive Office) (Zip Code)

86-0760-88963658

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sale of Equity Securities

Item 5.01 Change in Control of Registrant

On March 17, 2022, the Registrant entered into an Agreement on the Establishment of Laidian Technology (Zhongshan) Co., Ltd. (the “Laidian Tech Agreement”) with Zhong Zhuowei. The Laidian Tech Agreement contemplates that the Registrant will organize a wholly-owned subsidiary named Laidian Technology (Zhongshan) Co., Ltd. (“Laidian Tech”) to engage in the business of providing charging services to electric vehicles. The Laidian Tech Agreement further contemplates that Zhong Zhuowei, who has experience in the business of EV charging, will provide the management services required by Laidian Tech, subject to the supervision of the Registrant’s Board of Directors.

The Laidian Tech Agreement contains a covenant by Zhong Zhuowei to fund the operations of Laidian Tech by making the following capital contributions: Year One: 160 million RMB (U.S.$23.9 million); Year Two: 320 million RMB (U.S.$47.9 million); Year Three: 1.12 billion RMB (U.S. $167 million). In consideration of Mr. Zhong’s financial commitment and commitment to provide management services, the Registrant agreed to issue 39,130,000 shares of its common stock to Zhong Zhuowei upon the initiation of operations of Laidian Tech.

On May 5, 2022, pursuant to the Laidian Tech Agreement, the Registrant issued 39,130,000 shares of its common stock to Zhong Zhuowei. The shares purchased represented 74.7% of the Registrant’s outstanding shares on that date. As Mr. Zhong had previously acquired 8,000,000 shares in private transactions, his total ownership of 47,130,000 shares on May 5, 2022 represented 90.0% of the Registrant’s outstanding shares.

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Disposition of Assets

On April 28, 2022 the Registrant’s subsidiary, Runteng Medical Group Co., Ltd. (“Runteng”), entered into an Agreement Regarding a Transfer of Harbin Jiarun Hospital Co., Ltd.’s Equity (the “Transfer Agreement”) with Zhang Junsheng, who is the Registrant’s Chairman. Pursuant to the Transfer Agreement, Runteng transferred to Mr. Zhang equity in Harbin Jiarun Hospital Co., Ltd. (“Jiarun Hospital”) representing 70% of the total equity in Jiarun Hospital and Mr. Zhang transferred to Runteng 5,392,000 shares of the Registrant’s common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On April 28, 2022 the Board of Directors increased the number of members of the Board of Directors to eight and appointed Zhong Zhuowei, Huang Zhifei and Chen Zhuowen to fill the three vacancies. The five previous members of the Board of Directors, Zhang Junsheng, Sun Lihua, Zhang Xuewei, Zhang Yanming and Mou Dianjun then resigned from the Board of Directors.

The Board of Directors then accepted the resignations of all of the Registrant’s executive officers, and then elected the following individuals to serve as the Registrant’s executive officers: Zhong Zhuowei – Chairman of the Board and President; Huang Zhifei – Chief Executive Officer; and Chen Zhuowen – Chief Financial Officer.

Information regarding the new members of the Board and the new officers follows:

Zhong Zhuowei (Chairman, President, Director). Mr. Zhong has been appointed to the Board to bring his extensive experience in corporate management, specifically in the business of EV charging services, and his familiarity with U.S. securities laws and practices. Since 2017 Mr. Zhong has served as Chairman of Zhongshan Wanqi Investment Consulting Co., Ltd. Mr. Zhong holds a Master’s Degree in Business Administration awarded by Tsinghua University. He is 49 years old.

Zhifei Huang (CEO, Director). Mr. Zhifei has been appointed to the Board to bring his experience in corporate management and project design. From 2017 through 2021 Mr. Zhifei was employed as Chief Executive Officer of Zhongshan Yuandian Industrial Development Co., Ltd. Mr. Zhifei holds a Master’s Degree in Business Administration awarded by Sun Yat-Sen University. He is 45 years old.

Chen Zhuowen (CFO, Director). Mr. Chen has been appointed to the Board to bring his experience in financial management. Mr. Chen has been employed since 1998 in positions with responsibility for financial accounting. In particular, from 2017 through 2021 Mr. Zhifei was employed as Chief Financial Officer of Zhongshan Yuandian Industrial Development Co., Ltd. From 2006 to 2016 Mr. Zhifei was employed as Chief Financial Officer of Shanghai FuDi Company. Mr. Chen was awarded a Master’s Degree in Business Administration. He is 58 years old.

Item 9.01 Financial Statements and Exhibits

Financial Statements

Pro forma financial statements of JRSIS Health Care Corporation for the year ended December 31, 2021 and the quarter ended March 31, 2022.

Exhibits

10-a	Agreement on the Establishment of Laidian Technology (Zhongshan) Co., Ltd. dated March 17, 2022 between JRSIS Health Care Corporation and Zhong Zhuowei.

10-b	Agreement Regarding a Transfer of Harbin Jiarun Hospital Co., Ltd.’s Equity dated April 28, 2022 between Zhang Junsheng and Runteng Medical Group Co., Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JRSIS Health Care Corporation

Date: June 9, 2022	By:	/s/ Huang Zhifei
Huang Zhifei, Chief Executive Officer

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Spin-Off of Harbin Jiarun Hospital Co., Ltd.

On April 28, 2022 JRSIS Health Care Corporation (“JRSIS”) completed the spin-off of its subsidiary Harbin Jiarun Hospital Co., Ltd. (“Jiarun”) as JRSIS’s subsidiary Runteng Medical Group Co., Ltd. (“Runteng Medical”) transferred its 70% equity interest in Jiarun to Zhang Junsheng (the “Spin-Off”). In exchange for the 70% interest in Jiarun, Zhang Junsheng transferred to Runteng Medical 5,392,000 shares of JRSIS common stock.

After the Spin-Off, JRSIS does not beneficially own any equity in Jiarun and will no longer consolidate Jiarun financial results with financial results of JRSIS. Beginning in the second quarter of fiscal year 2022, Jiarun’s historical financial results for periods prior to April 28, 2022 will be reflected in JRSIS’s consolidated financial statements as a discontinued operation (the “Jiarun Discontinued Operations”).

Unaudited Pro Forma Consolidated Financial Information

The following unaudited Pro Forma Consolidated Statements of Income of JRSIS for the year ended December 31, 2021 and the three months ended March 31, 2022 are presented as if the Spin-Off had occurred as of January 1, 2021 in that they reflect the reclassification of Jiarun as a Discontinued Operation for all periods presented. The following unaudited Pro Forma Consolidated Balance Sheets of JRSIS as of December 31, 2021 and March 31, 2022 are presented as if the Spin-Off occurred on December 31, 2021.

The unaudited Pro Forma Consolidated Financial Statements are presented based on information currently available including certain assumptions and estimates. They are intended for informational purposes only, and do not purport to represent what JRSIS’s financial position and operating results would have been had the Spin-Off and related events occurred on the dates indicated above, or to project JRSIS’s financial position or results of operations for any future date or period. Furthermore, they do not reflect all actions that may be undertaken by JRSIS after the Spin-Off and disposition of Jiarun.

The unaudited Pro Forma Consolidated Financial Statements and the accompanying notes should be read in conjunction with:

●	The audited Consolidated Financial Statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in JRSIS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021; and

●	The unaudited Consolidated Financial Statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in JRSIS’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022.

In the enclosed unaudited Pro Forma Consolidated Statements of Income and unaudited Pro Forma Condensed Consolidated Balance Sheets, the amounts reflected in the columns presented are described below:

Historical JRSIS

This column reflects JRSIS’s historical financial statements for the periods presented and does not reflect any adjustments related to the Spin-Off and related events. The historical JRSIS Consolidated Balance Sheet as of December 31, 2021 and the Consolidated Statement of Income for the year ended December 31, 2021 were derived from JRSIS’s audited Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2021. The historical JRSIS Consolidated Balance Sheet as of March 31, 2022 and the historical JRSIS Consolidated Statements of Net Income for the quarter ended March 31, 2022 were derived from JRSIS’s unaudited Consolidated Financial Statements included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022.

Jiarun Discontinued Operations

The unaudited pro forma financial information related to the Jiarun Discontinued Operations has been prepared in accordance with the discontinued operations guidance in Accounting Standards Codification 205, “Financial Statement Presentation” and therefore does not reflect what JRSIS’s or Jiarun’s results of operations would have been on a stand-alone basis and are not indicative of JRSIS’s or Jiarun’s future results of operations. Discontinued Operations do not include any allocation of general corporate overhead expenses of JRSIS to Jiarun. The information in the Jiarun Discontinued Operations column in the unaudited Pro Forma Consolidated Statements of Income was prepared based on JRSIS’s annual audited financial statements and only include costs that are directly attributable to the operating results of Jiarun.

JRSIS believes that the adjustments included within the Jiarun Discontinued Operations column of the unaudited Pro Forma Consolidated Financial Statements are consistent with the guidance for discontinued operations in accordance with U.S. GAAP.

Pro Forma Adjustments

The information in the “Pro Forma Adjustments” columns in the unaudited Pro Forma Consolidated Statements of Income and the unaudited Pro Forma Condensed Consolidated Balance Sheets reflect additional pro forma adjustments which are further described in the accompanying notes. The Pro Forma Adjustments are based on available information and assumptions that JRSIS’s management believes are reasonable, that reflect the impact of events directly attributable to the Spin-Off that are factually supportable, and for purposes of the Pro Forma Statements of Income, are expected to have a continuing impact on JRSIS. The Pro Forma Adjustments do not reflect future events that may occur after the Spin-Off.

JRSIS Health Care Corporation

Pro Forma Consolidated Statements of Income (Unaudited)

For the Year Ended December 31, 2021

(AMOUNTS IN USD, EXCEPT SHARES)

	Historical JRSIS	Jiarun Discontinued Operations		Pro Forma Adjustments	Pro Forma JRSIS Continuing Operations
Revenue:
Medicine	$11,506,041		$11,506,041	$-	$-
Patient services	32,885,130		32,885,130	-	-
Total revenue	44,391,171		44,391,171	-	-

Operating costs and expenses:
Cost of medicine sold	9,094,776		9,094,776	-	-
Medical consumables	11,103,377		11,103,377		-
Salaries and benefits	11,871,813		11,871,813	-	-
Office supplies	1,201,472		1,194,230	-	7,242
Vehicle expenses	328,341		328,341	-	-
Utilities expenses	704,658		704,658	-	-
Rentals and leases	1,155,662		1,155,662	-	-
Advertising and promotion expenses	35,817		35,817	-	-
Interest expense	1,381,761		1,131,147	-	250,614
Professional fee	97,701		-	-	97,701
Warrant expense	(1,142)		-	-	(1,142)
Depreciation	3,313,827		3,313,827	-	-
Total operating costs and expenses	40,288,063		39,933,648	-	354,415
Earnings from operations before other income and income taxes	4,103,108		4,457,523		(354,415)
Other income (expenses)	266,957		266,957	-	-
Earnings from operations before income taxes	4,370,065		4,724,480	-	(354,415)
Income tax	1,181,120		1,181,120	-	-
Net income	3,188,945		3,543,360	-	(354,415)
Less: net income attributable to non-controlling interests	956,684		956,684	-	-
Net income attributable to the Company	$2,232,261		$2,586,676	-	(354,415)
Other comprehensive income:

Foreign currency translation adjustment attributable to non-controlling interests	274,917		274,917	-	-
Foreign currency translation adjustment attributable to the Company	656,465		613,031		43,434
Comprehensive income	$4,120,327		$4,431,308	-	(310,981)
Less: Comprehensive income attributable to non-controlling interests	1,231,601		1,231,601	-	-
Comprehensive income attributable to the Company	$2,888,726		$3,199,707	-	(310,981)
Basic earnings per share	$0.1210	$			(0.0271)
Diluted earnings per share	0.1196				(0.0267)
Weighted average number of shares outstanding (Basic)	18,451,588			(5,392,000)	13,059,588
Weighted average number of shares outstanding (Diluted)	18,661,588			(5,392,000)	13,269,588

 JRSIS Health Care Corporation

Pro Forma Consolidated Statements of Income (Unaudited)

For the Three Months Ended

March 31, 2022

(AMOUNTS IN USD, EXCEPT SHARES)

	Historical JRSIS	Jiarun Discontinued Operations		Pro Forma Adjustments	Pro Forma JRSIS Continuing Operations
Revenue:
Medicine	$4,029,770		$4,029,770	$-	$-
Patient services	11,589,641		11,589,641	-	-
Total revenue	15,619,411		15,619,411	-	-

Operating costs and expenses:
Cost of pharmaceuticals sold	3,330,910		3,330,910	-	-
Medical consumables	2,961,769		2,961,769	-	-
Salaries and benefits	3,408,406		3,408,406	-	-
Office supplies	327,860		313,534	-	14,236
Vehicle expenses	101,231		101,231	-	-
Utilities expenses	304,775		304,775	-	-
Rentals and leases	306,965		306,965	-	-
Advertising and promotion expenses	6,780		6,780	-	-
Interest expense	406,544		282,551	-	123,993
Professional fee	8,000		-	-	8,000
Warrant expense	(7)		-	-	(7)
Depreciation	882,235		882,235	-	-
Total operating costs and expenses	12,045,468		11,899,156	-	146,312
Earnings from operations before other income and income taxes	3,573,943		3,720,255		(146,312)
Other income (expenses)	(6,751)		(6,751)	-	-
Earnings from operations before income taxes	3,567,192		3,713,504	-	(146,312)
Income tax	928,376		928,376	-	-
Net income	2,638,816		2,785,128	-	(146,312)
Less: net income attributable to non-controlling interests	791,645		791,645	-	-
Net income attributable to the Company	$1,847,171		$1,993,483	-	(146,312)
Other comprehensive income:

Foreign currency translation adjustment attributable to non-controlling interests	59,103		59,103	-	-
Foreign currency translation adjustment attributable to the Company	149,107		28,720	-	120,387
Comprehensive income	$2,847,026		$2,872,951		(25,925)
Less: Comprehensive income attributable to non-controlling interests	850,748		850,748	-	-
Comprehensive income attributable to the Company	$1,996,278		$2,022,203	-	(25,925)
Basic earnings per share	$0.0992	$		-	(0.0111)
Diluted earnings per share	$0.0981			-	(0.0109)
Weighted average number of shares outstanding (Basic)	18,628,569			(5,392,000)	13,236,569
Weighted average number of shares outstanding (Diluted)	18,838,569			(5,392,000)	13,256,569

JRSIS Health Care Corporation

Pro Forma Consolidated Balance Sheet (Unaudited)

As of December 31, 2021

(EXPRESSED IN U.S. DOLLARS)

	Historical JRSIS	Jiarun Discontinued Operations	Pro Forma Adjustments	Pro Forma JRSIS Continuing Operations
Assets
Current Assets:
Cash and cash equivalents	$855,971	$826,124	$-	$29,847
Accounts receivable, net	7,544,033	7,544,033	-	-
Inventories	1,771,158	1,771,158	-	-
Other receivables	83,685	83,685	-	-
Prepayments	2,812,156	2,812,156	-	-
Amount due from related parties	337,597	337,597	-	-
Deferred expenses	461,331	461,331	-	-
Deposits for capital leases-current portion	-	-	-	-
Total current assets	13,865,931	13,836,084	-	29,847
Construction in progress	3,240,774	3,240,774	-	-
Property and equipment, net	33,162,817	33,162,817	-	-
Long term deferred expenses	2,117,763	2,117,763	-	-
Deposits for capital leases	967,950	967,950	-	-
Right-of-use assets	22,337,517	22,337,517	-	-
Total assets	$75,692,752	$75,662,905	-	29,847

Liabilities and shareholders’ equity
Current Liabilities:
Accounts payable	$12,432,017	$12,366,017	-	66,000
Notes payable	629,050	629,050	-	-
Deposits received	3,894	3,894	-	-
Amount due to related parties	1,242	(1,455,677)	-	1,456,919
Other payable	68,438	68,425		13
Deferred tax payable	308,491	308,491	-	-
Tax payable	420,796	420,796	-	-
Payroll payable	1,058,618	1,058,618	-	-
Capital lease obligations - current portion	2,676,956	2,676,956	-	-
Total current liabilities	17,599,502	16,076,570	-	1,522,932
Warrant liabilities	7	-	-	7
Capital lease obligations	20,380,899	20,380,899	-	-
Deferred tax payable	3,993,209	3,993,209	-	-
Other capital lease payable	616,955	616,955	-	-
Total liabilities	$42,590,572	$41,067,633	-	1,522,939

Shareholders’ equity
Common stock; $0.001 par value, 100,000,000 shares authorized; 18,628,569 issued and outstanding at December 31, 2021; 13,236,569 pro forma at December 31, 2021	18,628	-	(5,392)	13,236
Additional Paid-in capital	23,381,121	-	5,392	23,386,513
Accumulated deficits	(1,877,296)	23,560,994	-	(25,438,290)
Other comprehensive income	545,449	-	-	545,449
Total shareholders’ equity of the Company	22,067,902	23,560,994	-	(1,493,092)
Non-controlling interest	11,034,278	11,034,278	-	-
Total shareholders’ equity	33,102,180	34,595,272	-	(1,493,092)
Total liabilities and shareholders’ equity	$75,692,752	$75,662,905		29,847

JRSIS Health Care Corporation

Pro Forma Consolidated Balance Sheet (Unaudited)

As of March 31, 2022

(EXPRESSED IN U.S. DOLLARS)

	Historical JRSIS	Jiarun Discontinued Operations	Pro Forma Adjustments	Pro Forma JRSIS Continuing Operations
Assets
Current Assets:
Cash and cash equivalents	$1,946,561	$1,931,040	$-	$15,521
Accounts receivable, net	8,433,932	8,433,932	-
Inventories	1,745,286	1,745,286	-	-
Other receivables	100,629	100,629	-	-
Prepayments	4,214,130	4,214,130	-	-
Amount due from related parties	314,792	314,792	-	-
Deferred expenses	398,820	398,820	-	-
Deposits for capital leases-current portion	-	-	-	-
Total current assets	17,154,150	17,138,629	-	15,521
Construction in progress	4,898,448	4,898,448	-	-
Property and equipment, net	34,378,671	34,378,671	-	-
Long term deferred expenses	2,064,658	2,064,658	-	-
Deposits for capital leases	970,346	970,346	-	-
Right-of-use assets	21,698,431	21,698,431	-	-
Total assets	$81,164,704	$81,149,183	-	15,521

Liabilities and shareholders’ equity
Current Liabilities:
Accounts payable	$14,369,264	$14,328,264	-	41,000
Notes payable	630,606	630,606	-	-
Deposits received	15,477	15,477	-	-
Amount due to related parties	37,434	(1,456,091)	-	1,493,525
Other payable	75,657	75,644	-	13
Deferred tax payable	422,568	422,568	-	-
Tax payable	966,693	966,693	-	-
Payroll payable	1,086,939	1,086,939	-	-
Capital lease obligations - current portion	2,672,013	2,672,013	-	-
Total current liabilities	20,276,651	18,742,113	-	1,534,538
Warrant liabilities	-	-	-	-
Capital lease obligations	20,046,333	20,046,333	-	-
Deferred tax payable	4,274,032	4,274,032	-	-
Other capital lease payable	618,482	618,482	-	-
Total liabilities	$45,215,498	$43,680,960	-	1,534,538

Shareholders’ equity
Common stock; $0.001 par value, 100,000,000 shares authorized; 18,628,569 issued and outstanding at March 31, 2022; 13,236,569 pro forma at March 31, 2022	18,628	-	(5,392)	13,236
Additional Paid-in capital	23,381,121	-	5,392	23,386,513
Accumulated deficits	(30,125)	25,583,197	-	(25,613,322)
Other comprehensive income	694,556	-	-	694,556
Total shareholders’ equity of the Company	24,064,180	25,583,197	-	(1,519,017)
Non-controlling interest	11,885,026	11,885,026	-	-
Total shareholders’ equity	35,949,206	37,468,223	-	(1,519,017)
Total liabilities and shareholders’ equity	$81,164,704	$81,149,183		15,521